S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2001 (Dollars in thousands except per share data)										Page 1 of 3

	2000				2001				Year-to-date
	March	June	September	December	March	June	September	December	December	December
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2001	2000

Interest Income (FTE)	$42,665	$43,979	$46,117	$46,527	$44,911	$43,735	$41,792	$39,202	$169,640	$179,287
Interest Expense	19,866	21,043	22,442	22,790	21,560	20,272	18,640	16,241	76,713	86,139
Net Interest Income (FTE)	22,799	22,936	23,675	23,737	23,351	23,463	23,152	22,961	92,927	93,148

Provisions For Loan Losses	1,000	1,000	1,000	1,000	1,000	2,000	850	1,150	5,000	4,000
Net Interest Income
After Provisions (FTE)	21,799	21,936	22,675	22,737	22,351	21,463	22,302	21,811	87,927	89,148

Securities Gains, Net	895	569	961	836	1,424	2,499	4,268	1,499	9,690	3,260

Service Charges and Fees	1,490	1,710	1,787	1,823	1,715	1,765	1,888	1,932	7,300	6,810
Wealth Management	1,087	1,174	1,074	1,195	1,299	1,268	1,128	1,249	4,944	4,531
Other	1,784	2,025	1,895	1,850	2,010	2,256	2,432	2,598	9,296	7,553

Total Other Income	4,361	4,910	4,756	4,868	5,024	5,289	5,448	5,779	21,540	18,894

Salaries and Employee Benefits	5,997	5,862	5,967	5,640	6,436	6,129	6,251	6,282	25,098	23,466
Occupancy and Equip. Expense, Net	1,422	1,366	1,419	1,489	1,512	1,578	1,544	1,418	6,052	5,696
Data Processing Expense	620	647	572	634	641	677	677	638	2,632	2,473
FDIC Expense	74	73	74	73	72	71	72	72	287	294
Other	3,199	3,228	3,698	3,602	3,029	3,337	3,236	3,300	12,903	13,730

Total Other Expense	11,312	11,177	11,730	11,438	11,690	11,792	11,780	11,710	46,972	45,659

Income Before Taxes and Extraordinary Item	15,743	16,237	16,662	17,003	17,109	17,459	20,238	17,379	72,185	65,643
Taxable Equivalent Adjustment	766	764	790	787	734	738	730	736	2,938	3,104
Applicable Income Taxes	4,190	4,331	4,459	4,586	4,725	4,799	5,763	4,775	20,062	17,566

Net Income before Extraordinary Item	10,787	11,143	11,413	11,630	11,650	11,922	13,745	11,868	49,185	44,973
Extraordinary Item (after-tax)	0	0	0	0	0	0	1,887	0	1,887	0

Net Income	$10,787	$11,143	$11,413	$11,630	$11,650	$11,922	$11,858	$11,868	$47,298	$44,973

Per Common Share Data:

Shares Outstanding	27,000,042	26,985,902	26,985,512	26,947,412	26,960,118	26,893,489	26,776,579	26,646,179	26,646,179	26,947,412
Average Shares Outstanding - Diluted	27,092,954	27,070,613	27,071,143	27,061,281	27,120,228	27,092,674	27,080,643	26,912,388	27,051,060	27,073,945
Net Income - Diluted before Extraordinary Item	$0.40	$0.41	$0.42	$0.43	$0.43	$0.44	$0.51	$0.44	$1.82	$1.66
Net Income - Diluted after Extraordinary Item	$0.40	$0.41	$0.42	$0.43	$0.43	$0.44	$0.44	$0.44	$1.75	$1.66
Dividends Declared	$0.20	$0.21	$0.21	$0.22	$0.22	$0.23	$0.23	$0.24	$0.92	$0.84
Book Value	$8.96	$9.19	$9.81	$10.28	$10.56	$10.82	$10.88	$11.01	$11.01	$10.28
Market Value	$17.13	$18.25	$19.00	$21.63	$23.14	$25.11	$23.40	$24.28	$24.28	$21.63

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2001 (Dollars in thousands)								Page 2 of 3

	2000				2001
	March	June	September	December	March	June	September	December
Asset Quality Data:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

Nonaccrual Loans/Nonperforming Loans	$8,283	$12,437	$7,848	$2,897	$3,691	$7,840	$11,603	$8,253
Assets acquired through foreclosure
or repossession	360	403	339	548	546	541	443	1,711
Nonperforming Assets	8,643	12,840	8,187	3,445	4,237	8,381	12,046	9,964
Loan Loss Reserve	29,410	29,892	30,030	27,395	27,993	28,451	28,764	26,926
Nonperforming Loans / Loans	0.55%	0.80%	0.49%	0.18%	0.23%	0.48%	0.71%	0.50%
Loan Loss Reserve / Loans	1.95%	1.92%	1.88%	1.71%	1.71%	1.73%	1.75%	1.64%
Loan Loss Reserve /
Nonperforming Loans	355%	240%	383%	946%	758%	363%	248%	326%
Net Loan Charge-offs (Recoveries)	(1,276)	517	863	3,635	402	1,542	537	2,988
Net Loan Charge-offs (Recoveries)
(annualized) /Average Loans	-0.34%	0.14%	0.22%	0.90%	0.10%	0.38%	0.13%	0.72%

Balance Sheet (Period-End):

Assets	$2,233,108	$2,290,409	$2,296,267	$2,310,290	$2,354,398	$2,363,970	$2,294,868	$2,357,874
Earning Assets (1)	2,105,152	2,160,577	2,146,881	2,142,587	2,185,844	2,195,954	2,131,929	2,176,629
Securities (1)	547,690	555,625	552,545	530,909	493,835	512,338	489,766	533,861
Loans, Gross	1,509,096	1,558,892	1,594,336	1,605,023	1,638,184	1,649,041	1,642,163	1,642,768
Total Deposits	1,471,893	1,484,229	1,494,064	1,525,332	1,567,006	1,595,572	1,596,400	1,611,317
Non-Interest Bearing Deposits	224,295	228,651	234,519	232,625	228,958	236,340	240,157	257,694
NOW, Money Market & Savings	580,990	572,001	569,174	576,361	598,199	604,690	583,849	604,872
CD's $100,000 and over	103,643	105,863	114,026	123,299	132,198	127,162	132,309	116,523
Other Time Deposits	562,965	577,714	576,345	593,047	607,651	627,380	640,085	632,227
Short-term borrowings	87,895	91,389	106,933	80,686	66,670	70,058	76,630	152,282
Long-term Debt	389,109	427,139	384,868	377,997	378,227	353,456	281,256	251,225
Shareholder's Equity	241,929	247,915	264,807	277,097	284,627	290,906	291,349	293,327

Balance Sheet (Daily Averages):

Assets	$2,192,311	$2,239,178	$2,276,239	$2,300,826	$2,311,571	$2,355,230	$2,336,508	$2,325,582
Earning Assets (1)	2,070,061	2,113,351	2,140,779	2,152,056	2,148,007	2,188,529	2,171,864	2,164,272
Securities (1)	549,814	550,513	551,750	543,332	500,196	492,951	492,956	515,276
Loans, Gross	1,504,126	1,530,954	1,560,713	1,599,305	1,620,031	1,648,775	1,643,499	1,647,140
Deposits	1,444,314	1,477,065	1,482,129	1,500,831	1,531,354	1,578,771	1,597,007	1,598,356
Shareholder's Equity	239,833	248,510	260,323	273,805	285,041	291,984	294,918	296,085

(1) Excludes unrealized gains related to securities available for sale.

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2001 (Dollars in thousands except per share data)										Page 3 of 3

	2000				2001				Year-to-date
	March	June	September	December	March	June	September	December	December	December
Profitability Ratios (annualized):	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2001	2000

Return on Average Assets	1.98%	2.00%	1.99%	2.01%	2.04%	2.03%	2.01%	2.02%	2.03%	2.00%
Return on Average Shareholder's Equity	18.09%	18.03%	17.44%	16.90%	16.58%	16.38%	15.95%	15.90%	16.19%	17.70%
Yield on Earning Assets (FTE)	8.29%	8.37%	8.57%	8.60%	8.48%	8.02%	7.63%	7.19%	7.82%	8.46%
Cost of Interest Bearing Funds	4.68%	4.89%	5.09%	5.15%	4.98%	4.56%	4.22%	3.70%	4.36%	4.95%
Net Interest Margin (FTE)	4.43%	4.37%	4.40%	4.39%	4.41%	4.30%	4.23%	4.21%	4.29%	4.40%
Efficiency Ratio (FTE)(1)	41.65%	40.14%	41.26%	39.99%	41.20%	41.01%	41.19%	40.74%	41.04%	40.75%

Capitalization Ratios:

Dividends Paid to Net Income	50.02%	48.46%	49.66%	50.97%	50.89%	49.77%	52.16%	51.89%
Shareholder's Equity to Assets (Period End)	10.83%	10.82%	11.53%	11.99%	12.09%	12.31%	12.70%	12.44%
Leverage Ratio (2)	10.18%	10.21%	10.30%	10.41%	10.62%	10.61%	10.83%	10.98%
Risk Based Capital - Tier I (3)	12.24%	12.19%	12.23%	12.28%	12.28%	12.34%	12.78%	12.69%
Risk Based Capital - Tier II (3)	14.28%	14.22%	14.53%	14.61%	14.52%	14.69%	14.92%	14.89%

Other Data:

Shareholders of Record	3,189	3,202	3,179	3,183	3,174	3,171	3,174	3,193
Number of Banking Offices	38	38	39	39	39	39	40	40

Definitions:

(1)  Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2)  Equity less goodwill to total assets and allowance for loan losses.
(3)  Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.